UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event            March 31, 2008
reported)

LOGICVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01   Other Events.

     On March 31, 2008, LogicVision, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company had regained compliance with Nasdaq Marketplace Rule 4310(c)(4). The Company issued a press release on April 1, 2008, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated April 1, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2008
LOGICVISION, INC.

	By:	/s/ Bruce M. Jaffe
Bruce M. Jaffe
Vice President of Finance and Chief
Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 1, 2008